ASSIGNMENT OF LEASE AND ASSUMPTION AGREEMENT


          ASSIGNMENT AGREEMENT made this 1st day of August, 1996, by and between FAST FOOD OPERATORS, INC., a New York corporation having an office at 42-40 Bell Boulevard, Bayside, New York 11361 (the "Assignor") and ERNESTO GONZALEZ c/o Casa Columbia having an address at 86-23 Roosevelt Avenue, Jackson Heights, New York 11371 (the "Assignee").
                      W I T N E S S E T H :
          WHEREAS, Assignor through mesne assignments, is the Lessee of Premises 87-26 Roosevelt Avenue, Jackson Heights, New York (the "Premises"), under and pursuant to the provisions of that certain Lease Agreement dated September 27, 1983, as it may have been amended and/or modified, by and between Joseph T. Macari, as Lessor, and Assignor, as Lessee, relating to the Premises (the "Lease"), a photocopy of which Lease is annexed hereto and made a part hereof, as Exhibit 1; and

          WHEREAS, Lessor, Assignor and Assignee have agreed to the assignment of the Lease from the Assignor to the Assignee upon the terms and conditions hereinafter set forth; and

          WHEREAS, Lessor hereby consents to the assignment of the Lease;
          NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the sufficiency of which is hereby acknowledged, it is agreed that:

     1. Assignor hereby assigns and transfers all of its right, title and interest in and to the Lease to the Assignee and the Assignee accepts such assignment effective as of August 1, 1996 (the "Effective Date") upon the terms and conditions set forth herein.

     2. Assignee assumes the payment of rent, additional rent, and all other charges, taxes and liabilities arising from the provisions of the Lease and the performance of all terms, covenants and all conditions of the Lease on the part of Lessee therein to be performed as of the Effective Date and thereafter until the termination of the Lease and agrees to perform all of the terms, covenants and conditions of the Lease, all with full force and effect as if the Assignee had signed the Lease originally as Lessee named therein as of the commencement date of the Lease.

     3. Assignee agrees that it has read the Lease and is fully familiar with the terms and provisions thereof.






     4. Assignee covenants and agrees that it will defend, indemnify and hold harmless the Assignor of and from any claim, liability or loss arising from any default by the Assignee in the payment of the rent, additional rent, taxes and all of the other charges and the performance of the terms, covenants and conditions of the Lease on the part of the Lessee or in connection with the Premises from the Effective Date.

     5. Assignor hereby assigns, transfers and conveys to Assignee all of its right, title and interest in and to the Security Deposit referred to in the Lease in the sum of Sixty Five Hundred Fourteen ($6,514.) Dollars.

     6. Assignee has inspected the Premises and agrees to accept them "as is" and "where is" condition.

     7. Lessor hereby releases and forever discharges Assignor from any and all liabilities arising from its former tenancy at the Premises and under or pursuant to the provisions of the Lease and agrees to look solely to the Assignee for any further or future liabilities and obligations from and after the Effective Date.

     8. Assignor and Assignee each covenant, warrant and represent to the other that there was no broker instrumental in consummating this Assignment of Lease and Assumption Agreement and that no conversations or negotiations were had with any broker concerning the assignment of the Lease of the Premises. Assignor and Assignee agree to defend and hold the other harmless against any claims for a brokerage commission arising out of this Assignment of Lease.

     9. All notices pursuant to this Assignment Agreement shall be sent by certified mail, return receipt requested to the parties at the addresses set forth hereinabove. Any party may change the address to which notices are to be sent by giving notice to the other party pursuant to this paragraph.

     10. Assignor covenants and represents to Assignee that the Lease is valid and existing according to its terms and Assignor has not received any notice of default from the Landlord.

     11. All understandings and agreements between the parties hereto are merged in the Assignment Agreement which alone fully and completely expresses their agreement.

     12. This Assignment Agreement shall be binding upon and operate for the benefit of the parties and their successors and assigns.






          IN WITNESS WHEREOF, the parties hereto have signed, sealed and delivered this Assignment Agreement on the date first above written.


Dated:    New York, New York
          August 1, 1996

                                   ASSIGNOR:

                                   FAST FOOD OPERATORS, INC.


                                   By:  ___________________________
                                        LEWIS E. TOPPER, President


                                   ASSIGNEE:

                                   _______________________________
                                        ERNESTO GONZALEZ


                                   LESSOR:



                                    _______________________________
                                        JOSEPH T. MACARI